UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
January 23, 2015
(Date of earliest event reported)

SOUTH JERSEY INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1-6364	22-1901645
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Jersey Plaza, Folsom, New Jersey 08037
(Address of principal executive offices, including zip code)

(609) 561-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 23, 2015, the board of directors of South Jersey Industries, Inc. (the “Company”) amended the Company’s bylaws by adding a new final sentence to Section 1.4 to clarify that the notice of shareholder meetings required by Section 1.4 can be satisfied by delivery of Notice of Internet Availability of Proxy Materials pursuant to SEC Rule 14a-16, provided that such Notice contains all of the information required by Section 1.4 of the bylaws and any information otherwise required by law. A copy of Section 1.4 of the Company’s bylaws, as amended, is attached hereto as Exhibit 3.2.

Exhibit Index

(3.2) Section 1.4 of the Bylaws of South Jersey Industries, Inc. as amended January 23, 2015.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Date: January 26, 2015	/s/ Gina Merritt-Epps
Gina Merritt-Epps, Esq.
General Counsel & Corporate Secretary